                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference and inclusion in this registration statement of our report dated March 11, 1997 included in Zonagen, Inc's Form 10K/A for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
June 10, 1997